EXHIBIT 99.1

These materials contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended.
All forward-looking statements are inherently uncertain as they are based on current expectations and assumptions concerning future events or future performance of GYTI. Readers are cautioned not to place undue reliance on these forward-looking statements, which are only predictions and speak only as of the date hereof. In evaluating such statements, prospective investors should review carefully various risks and uncertainties inherent herein and in publically available information on GYTI, including information filed with the SEC. These risks and uncertainties could cause actual results to differ materially from those indicated in the forward-looking statements. GYTI is under no obligation to update this presentation.
GYROTRON TECHNOLOGY INC.. ♦ 3412 PROGRESS DRIVE BENSALEM, PA 19020 ♦ 215-244-4740 ♦ WWW.GYROTRONTECH.COM

Gyrotron Technology Inc. (GYTI)

COMPANY OVERVIEW

- GYTI develops & licenses industrial manufacturing solutions based on gyrotron beam heating, which, in a broad range of applications , is far superior to conventional heating methods.
- The Company also markets its Gyrotron Laminating System (GLS) for laminating architectural glass and encapsulating solar modules.
- Gyrotron Technology Inc. has developed numerous gyrotron-based manufacturing solutions for the semiconductor, glass, food, plastics, and solar industries.
- GYTI's Team has unique R&D experience in gyrotron-beam applications, going beyond the gyrotron's roots in high-energy physics and developing industrial materials solutions.

Ticker & Exchange	Common Shares	Closing Price 3/19/15	Market Cap	Fully Diluted Shares	Incorporated State & Date
GYTI.PK	14.4M	$0.76	10.9M	22.8M	Delaware April 1998

2

GYTI's Intellectual Property

- GYTI has 7 US patents, 2 pending applications, & 3 provisional applications
- GYTI's 4 gyrotron-beam related patents cover developments in:

  A. Glass: US Patent 6,408,649 - Method for rapid thermal treatment of glass & glass-like materials using microwave radiation

  B. Semiconductors: US Patent 6,423,605 - Method and apparatus for forming ultra-shallow junction for semiconductor device

  C. Plastics: US Patent 6,368,994 - Rapid processing of organic materials using short wavelength microwave radiation

  D. Critical technical aspects of gyrotron processing: US Patent 6,424,090 - Modification of millimetric wavelength microwave beam power distribution

- GYTI's Gyrotron Laminating System has 3 patents for process & equipment design:
  - 7,063,760 - Method for laminating glass sheets using microwave radiation
  - 7,344,613 - Method for laminating glass sheets using short wave radiation
  - 7,476,284 - Method and apparatus for laminating glass sheets

3

What is the Gyrotron Beam?

- The Gyrotron Beam is a high-performance industrial heating source that generates concentrated electromagnetic energy
- The Gyrotron was invented in the former USSR, 30+ years ago, and is used primarily in military/defense and high-energy physics applications.
- The Gyrotron shares some characteristics with the laser and the industrial microwave, yet is a far superior heating source depressed collector (SDC)
ceramic insulation
output window
rf-beam
insulation of the body
phase correcting mirrors
launcher with cut
cavity with tapered and corrugated insert
beam tunnel
electron gun with coaxial insert
rf-beam

The Gyrotron heats …

- Up rapidly at thousands of degrees per second
- Objects of all shapes/sizes: sub-inch to ‘000s of SF
- To extreme (>6,000°F) temps with high accuracy
- With crisp precision & controlled distribution
- To accelerate diffusion & synthesis processes

4

The Beam's Shape Can Be Controlled

0.3"- 0.5" in diameter
The Gyrotron Beam, controlled by simple metal mirrors, can take any form
Gyrotron
(generates a beam up to 100KW)

❖ The Gyrotron’s beam can be shaped into any form, such as a circle, strip, square, etc.
 … by using simple metal mirrors
❖ This shaping feature greatly expands the Gyrotron’s processing possibilities

The Gyrotron Beam can be scanned to heat selected areas, at varying temperatures, using a configuration of moving mirrors

Large Area Processing & Flexibility

- The Gyrotron Beam can be spread or scanned over large areas
- Variable spatial temperature distributions can be achieved

Controlled Non Uniform Heating
Uniform Heating
Local Heating
Gyrotron Beam
Gyrotron Beam
Gyrotron Beam

7

GYTI's Primary Addressable Markets

- The GYTI Team has many years of experience in gyrotron beam physics, research, and application development … beyond its initial defense/military roots
- GYTI has developed and continues to come up with new and disruptive industrial applications that leverage the beam's compelling characteristics

Glass & Ceramics

Semiconductors

Food Decontamination

Polymers & Composites

Laminating Glass

8

Target Market: Glass

- GYTI's solutions replace legacy & less-efficient heating methods, by leveraging the gyrotron's superior speed, temp-range, precision, & control.

- GYTI has already licensed to, and is dynamically engaged with, a major glass OEM

- KEY APPLICATIONS: architectural and residential glass, heat tempering, chemical tempering, automotive, aerospace, pharmaceutical, lighting, cover glass, melting glass, etc.;

9

SEMICONDUCTOR APPLICATIONS
▪Annealing wafers
▪Photovoltaic thin films (solar)
▪Protective coatings
▪Silicon carbide semiconductors
❖ GYTI solutions can activate boron in silicon crystals, achieving high conductivity and ultra-shallow junctions, which allows for more complex chip designs
❖ GYTI believes its gyrotron-based process should dramatically accelerate silicon-
 carbide activation, & significantly improve efficiency

KEY APPLICATIONS
❖Curing plastics and coatings
❖Curing composite pipes
❖Curing construction panels
❖Curing car parts
❖Drying paper
❖Drying tiles
GYTI is engaged with a Tier-One consumer product market leader, who is looking to deploy gyrotron-based solutions to more efficiently & cost-effectively cure plastic foam.

DECONTAMINATION APPLICATIONS
•Beef, Pork, and Poultry
•Solid and semisolid produce
• GYTI ‘s technologies possess attractive prospects in the massive food decontamination and safety space
• For example, meat processing plants typically deploy labor-intensive chemical decontamination methods with sub-optimal results.
• Gyrotron-based systems can achieve record decontamination (99.999%) levels &
 process efficiency - improves shelf life, safety & economics

LAMINATION APPLICATIONS
•Windows, doors, floors,
•Auto windshields, side windows
•Facades & decorative panels
•Bullet proof glass
•Solar panels
• GYTI markets its “Gyrotron Laminating System” (GLS), a patented, continuous in-line process and equipment architecture for:
 1. lamination of architectural flat glass
 2. encapsulation of solar modules
• The GLS has major advantages over conventional laminating systems:
 1. Conventional systems require an autoclave for finishing
 2. the GLS reduces capital intensity and improves efficiency

 In the following slides, we discuss global market size in terms of quantity, aggregate $
 value and/or $ value per item.
 In addition we discuss annual capacity per gyrotron installation.
 Each of these numbers are Company estimates, and should be treated as such.
 In addition, we speak of installation fees and royalty rates. These are targets that may or may not be achieved.
 The reader is reminded of the cautionary language regarding forward looking statements contained on the cover page of this presentation and the risks inherent in an investment in the Company.

GYTI solutions target a broad range of industrial heating applications, such as:
 A. Glass Shaping & Bending
 ❖ Estimated Annual Global Market for Shaped Windshields is $4.5B
 B. Glass Tempering
 ❖ Estimated Annual Global Market for Tempered Glass is $11B
 C. Glass Chemical Strengthening
 ❖ Estimated Annual Global Market for Chemically-Strengthened Glass
 is $2B
 D. Lamination
 ❖ Estimated Annual Global Market for Laminated Glass is $10B
 • Silicon Wafer Diffusion
 ❖ Estimated Annual Global Silicon Wafer Annealing Market is $8B
 • Food Decontamination
 ❖ Estimated Annual Global Beef Decontamination Costs are $28.5B
 A. Curing of Plastics
 B. Silicon Carbide Wafer Processing

Current Markets: Windshield Shaping

1,200
1,180
1,160
1,140
1,120
1,100
1,080
1,060
1
2
3
4
5
6
7
8
9

Any temperature distribution over the glass sheet (i.e. different curvatures require different heat levels) can be utilized by gyrotron beam scanning
ZONE	1	2	3	4	5	6	7	8	9	ZONE
A	1060°C	1167°C	1142°C	1130°C	1155°C	1205°C	1183°C	1190°C	1164°C	A
B	1120°C	1160°C	1184°C	1202°C	1160°C	1130°C	1120°C	1140°C	1060°C	B
C	1060°C	1175°C	1192°C	1202°C	1140°C	1184°C	1190°C	1178°C	1142°C	C

Benefits of GYTI’s glass shaping system VS. incumbent lamp heater arrays
GYTI’s gyrotron-based system enables OEMs to:
•Substantially lower production costs
•Improve automation and process efficiency
•Yield superior end-product, with wider shape varieties
•Improve compliance with new national distortion-testing standards
Market Opportunity for GYTI
•Approximately 100 million windshields need to be shaped annually.
•Average cost per finished windshield unit is $45
•Capacity per GYTI gyrotron-system installation = 120K units per year
•GYTI’s upfront licensing fee = $150K per installation
Accordingly, each 1% of market share, is targeted to yield upfront licensing of $1.2M, & annual royalties of ~$450K, based on a $0.45 per unit target royalty, i.e. a 1% rate.

Current Markets: Glass Tempering

650°C
Rapid heating & cooling results when using a gyrotron-based system
Results without the gyrotron
Time
Gyrotron heating pulse

Beam
Beam
Glass
Cooling
Cooling
Glass
Temperature distribution inside
glass
A gyrotron beam can focus on the glass-sheet mid-plane, keeping its temperature high

GYTI’s gyrotron-based tempering solutions enable OEMs to manufacture:
•Glass & low-E coated product without roller marks and waviness
•Tempered product with significantly less distortion
•With substantially reduced (up to 40%) energy requirements
•With lower production costs, better quality & wider shape variety
•Automotive glazing that can be tempered
Market Opportunity for GYTI
•~200M square meters (SM) of automotive glass, plus 300M SM of other glass types, require tempering on an annual basis
•Average tempered product costs are $22 per square meter
•Annual capacity per gyrotron installation = 380K square meters
•Upfront licensing fee = $100K per installation
Accordingly, each 1% of market share is targeted to yield upfront licensing fees of $1.3M, and recurring annual royalties of $1.1M, at a 1%
rate.

Current Markets: Glass Chemical Strengthening

Before Exchange
After Exchange
KNO3 solution
Glass
K
Na

• To strengthen glass, OEMs replace smaller sodium ions with larger potassium ions
• The ion size difference creates “compression stress”, which strengthens the glass
• This chemical process is very slow (hours) and requires expensive specialty glass
• Thus, chemically-strengthened glass is costly & is not used as widely as it could be

Radiation
Radiation
Glass OEM	STRESS In Megapascals (MPa)	DEPTH In Term of Microns	GYTI’s Processing Duration Time	PROCESSING TIME for Incumbent Chemical Strengthening Solutions
Company A	420		55 seconds	9K seconds or 2.5 hours
Company B	650	14	100 seconds	12.6K sec. or 3.5 hours
Company C	500	18	75 seconds	16.2K sec. or 4.5 hours
• A gyrotron’s radiation can specifically heat
 both soda and potassium ions
• This accelerates the ion exchange process
• Thus, glass can be strengthened in a few
 minutes not in hours.

GYTI's Glass Chemical Strengthening

K K series
cps
800
600
400
200
0
0
10
20
30
40
50
60
µm

❖ Our tests indicate ordinary/cheap soda lime glass can also be chemically tempered
❖ This has never been economically feasible with conventional technology
Glass	Stress (MPa)	Depth (microns)	Time (sec)
Soda Lime	-	8	240

GYTI's Glass Chemical-Strengthening:

Benefits & Market Size

GYTI’s glass chemical-strengthening solutions enable OEMs to:
•Strengthen glass in a few minutes, versus hours using current methods
•Significantly lower production costs, and improve process efficiency
•Thus, any glass can be now be cost-effectively strengthened
•GYTI’s disruptive solutions could significantly drive market growth
Market Opportunity for GYTI
•The chemically-strengthened glass market is ~$2B per annum
•Average cost of ~$80 per SM, equates to an annual size of 25M SMs
•Capacity per gyrotron installation is ~6 Square Meters per hour = 50K SM per year
•Upfront licensing fee is $250K per installation
Accordingly, each 1% of market share is targeted to yield upfront licensing fees of $1.25M & annual recurring royalties of $600K
(expected royalty rate is 3%).

Current Markets: Lamination

Rylock
Glass
Vinyl Interlayer
Glass
Laminated glass is made up of 2 pieces of glass
Laminated Glass

Laminated Glass

Laminated glass consists of a tough
protective interlayer made of an
adhesive polymer film such as PVB
bonded together between two
panes of glass under heat and
pressure.
• The standard two-ply construction
 provides resistance to penetration when
 subjected to attempted force entry.
• In multi-ply configurations, laminated
 glass can even resist hurricanes and
 heavy objects, or small explosions.

Common Glass Laminating Lines

Loading
Washing/Drying
PVB-film storage room
Heating zone
Offloading

Autoclave

Issues with conventional/incumbent glass lamination processes
❖High operating costs: Labor intensity and high energy losses
❖Spoilage: Autoclave breakage & batch processing delays are costly
❖Time-consuming: Autoclave heating & cooling takes many hours
❖Costly space requirements: single line = thousands of SF
❖Limitations: difficult to laminate tempered/thin glass and mirrors

GYTI Autoclave-free Lamination

GYTI's process heats an assembled product in a vacuum, by using electromagnetic radiation that optimally heats the adhesive film.

IR Radiation
Vacuum
glass
film
glass
IR Radiation
Temperature

26

Vacuum

IR Radiation
IR Radiation

Pumping and Heating
Sandwich is heated to 220F. Trapped air and
moisture, as well as, intrinsic film moisture is
completely pumped off.
Sandwich is then heated to the required
temperature (approx. 270 - 300F) for selected
adhesion level
Final Curing

GYTI's Lamination Solutions:
Benefits & Market Size

GYTI’s Lamination solutions enable OEMs to:
•Lower operating costs due to reduced labor, energy and maintenance
•Substantially augment productivity
•Upgrade at a comparable equipment price
•Deal with films, as GYTI’s process is less sensitive to moisture control
•Laminating both glass and solar modules
Market Opportunity for GYTI
•Flat laminated glass production is ~300M square meters annually
•Average cost is approximately $30- $50 per square meter
•Annual capacity per gyrotron installation = 250K SM
•Upfront license fee = $50K per installation
Accordingly each 1% of market share is targeted to generate upfront fees of $600K and recurring annual royalties of $2.3M (target rate is
$0.75 per SM)

Annealing Si Wafers

❖ The gyrotron beam creates a sharp heat pulse because of high power density and cooling can be started immediately after the heating pulse is applied

T,C0
1,000
800
Heating rate is over
10,000C per second
Cooling rate is
approximately 1,000C
per second
0.1 Second
0.5 Second
1 Second

30

Annealing Wafers: SIMS Analysis Results

Boron Concentration (atoms/cc)
No Pattern
Control Sam ple, Xj=338A D=1.150E15
Sam ple #6, Xj=349A, D=1.082E15
Sam ple N3, Xj=337A D=1.163E15
1.E+22
1.E+21
1.E+20
1.E+19
1.E+18
1.E+17
1.E+16
1.E+15
0
100
200
300
400
500
600
700
800
900
1000
Depth (A)

❖ Boron distribution remains the same after the gyrotron processing
❖ This allows for the creation of ultra-shallow junctions
  SHEET RESISTANCES: Sample #6 = 180 Ohms; Sample# 3 = 200 Ohms

Annealing Wafers: SRP Analysis Results

3A1-5
1.E+21
1.E+20
1.E+19
1.E+18
1.E+17
1.E+16
1.E+15
1.E+14
1.E+13
0
0.02
0.04
0.06
0.08
0.1

Conditions:
Processing time: 0.15 seconds
Temperature: 1,050°C
Resistance: 710 Ohms
Peak concentration: 3.7 E 20
The peak concentration is unusual high
This process paves the way for creation of
semiconductors with ultra shallow junctions
and low-resistance.

Annealing Wafers With GYTI Solutions

Benefits & Market Size

GYTI’s gyrotron-based wafer annealing solutions:
•Can creates ultra shallow junctions of less than 70 Angstroms
•Feature ultra rapid heating, which provides low diffusion of dopants
•Yield high conductivity due to high concentration of activated dopants
•Creates precondition for next-gen PCs & electronics devices
Market Opportunity for GYTI
•There are ~160M wafers require activation on an annual basis
•Average cost per activated wafer is ~$50
•Annual capacity per gyrotron installation = 1M wafers
•Upfront license fee = $300K per installation
Accordingly each 1% of market is targeted to yield upfront licensing fees of $500K and recurring annual royalties of $1.6M (expected royalty rate is 2%).

• The USDA estimates foodborne pathogens are responsible for ~48M illnesses annually
• These ~48M food-contamination incidents lead to ~8,000 deaths per annum
• The estimated annual healthcare costs resulting from these cases are $152 billion
• Thus, the ability to improve on incumbent decontamination processes, which are labor intensive and nowhere close to perfection, presents an huge opportunity for GYTI
• GYTI’s target decontaminating opportunities relate to cleaning:
 ❖ Beef, Pork, and Poultry
 ❖ Solid and semisolid produce

Gyrotron
Beam
100°C
Meat,
produce,
etc
Heating for LESS than
0.1 second
0.3 seconds after
heating
After 0.6
seconds
temperature
everywhere will
be not higher
than ambient.
A thin layer (around
0.1 mm) will be
heated by the
Gyrotron Beam to a
temperature over
100°C, in
milliseconds.
Within 0.3 sec after
heating stops, heat
will migrate into the
meat to around 0.3
mm & temperature
will drop to less than
60C.
0.6 seconds after
heating
50°C
100°C
50°C
100°C
50°C

GYTI's Decontamination Test Results

Control
[no treatment]
Meat Test 2
Plate 2

3-1
3-2
1-2
1-1
Blank
2-2
2-1

❖ Meat surfaces inoculated with ~1x107 cells/surface
❖ Reduction of inoculated bacteria from surfaces was over 300K times
Before processing
After processing
Meat appearance
after processing
Not processed meat

Decontamination:
Carcass Processing Equipment Concept

~3.6K carcasses can be cleaned daily (20 seconds per) = the capacity of a large packaging plant
Gyrotron
Doors

Processing Food on Conveyor

Processing
Optics
Gyrotron

Food (meat, fruits,
vegetables, etc) can be
processed on the
moving conveyer with a
speed up to 100m/min
(350’/min) using a single
200 kW gyrotron.

Metal
processing
chamber

Decontamination of Carcasses
GYTI's Benefits & Market Size

GYTI’s gyrotron-based food decontamination solutions can:
•Eradicate 99.999% of bacteria on meat surfaces
•This level is orders of magnitude better than any competitive process
Market Opportunity for GYTI
•~190M beef carcasses need to be decontaminated annually
•Average cost of processing (cleaning) is approximately $15
•The total market for carcass cleaning is $2.9 billion.
•The targeted royalty is $1 per carcass
•Capacity per gyrotron installation = 1M carcasses/year
•Upfront license fee = $400K per installation
Accordingly each 1% of market share is targeted to generate upfront licensing fees of $800K, and a recurring annual royalty of $2M.

GYTI's Key Investment Highlights

- GYTI is a pioneer in developing, licensing, and integrating gyrotron-based industrial heating applications
- Gyrotron heating technology is proven.
- GYTI's applications & roadmap address very large, broad, and diverse markets
- The Company has already garnered traction and strong interest in some large markets, with top-tier OEM's
- GYTI's value proposition is attractive, for its disruptive solutions: improve cost/process/efficiency for large existing applications and/or enable new ones.
- The Company's competitive position is strong, and is complemented by a solid and growing patent portfolio
- GYTI's licensing model is lean, requires low capital intensity, and possesses tremendous operating leverage

40

GYTI CAPITALIZATION			1/1/15
			strike/
	Shares	Liq preference	Conversion	F/D Shares
common	14,388,454			14,388,454
Pfd A and A1	498,951	$ 2,993,706	$1.60	1,871,066
Pfd B	39,981	$ 1,199,430	$0.85	1,199,430
Pfd B1	40,650	$ 1,422,748	$0.70	2,032,497
Warrants Exp 10/1/18	60,000		$0.75	60,000
Warrants Exp 3/31/15	1,044,864		$1.00	1,044,864
Warrants Exp 3/31/16 *	1,938,950		$1.00	1,938,950
Options	60,000		$0.725	60,000
Total				22,805,145
*may expire earlier in certain circumstances